Exhibit 99.1

Intelligent Bio Solutions Inc. Announces Leading Food Industry Logistics Provider to Implement Fingerprint Drug Testing, Replacing Urine Testing

Boughey Distribution switches to Intelligent Fingerprinting for its faster end-to-end testing, non-invasive nature, and ability to conduct tests in-house

NEW YORK, February 7, 2023 — Intelligent Bio Solutions Inc. (Nasdaq: INBS) (the “Company”), today announced that Boughey Distribution (“Boughey”), one of the United Kingdom’s leading logistics providers to the food industry, has selected the on-the-spot fingerprint test from the Company’s subsidiary, Intelligent Fingerprinting, to support its random drug screening program, replacing its previous urine-based test.

Key benefits of Intelligent Fingerprinting for Boughey include the ability to administer random testing in-house, removing the need to engage external testing providers. The Company’s fingerprint technology is also non-invasive, quick, and more hygienic than urine testing, with no need to source meeting rooms and toilet facilities to administer the testing.

Intelligent Fingerprinting works by analyzing sweat to screen for recent drug use, including cannabis, cocaine, opiates, and methamphetamine. The portable system enables Boughey’s Human Resources (HR) team to conduct simple, non-intrusive testing anytime and virtually anywhere, helping to serve as a deterrent and encouraging employees to adhere to Health & Safety policies. With fingerprint sample collection in seconds and on-screen results in 10 minutes, fingerprint testing’s rapid performance will also allow Boughey to conduct its random testing promptly and efficiently.

Boughey’s Head of Human Resources, Mark Batch, said: “We took the decision to start random alcohol & drug testing as a step-change to help improve our health and safety culture. We felt it was also important to re-affirm the importance of being in a fit state for work, particularly given the huge amount of manual handling equipment and vehicles we operate on/off-site. Over time, it became clear that we also needed to find a way to speed up the random drug testing process – ideally in a way that was also less intrusive than our existing urine testing method.”

“Having reviewed potential alternatives and testing technologies on the market, we were impressed by the Intelligent Fingerprinting team and the way the fingerprint-based test could resolve our concerns around urine testing,” continued Mr. Batch. “We particularly liked how the end-to-end process of fingerprint testing could reduce the time taken to test our employees. Also, Intelligent Fingerprinting’s shorter window of detection means that our focus is on fitness for work rather than what employees were doing in their personal time. Additionally, the ability to conduct all our testing in-house gives us much more control over the process.”

Mr. Batch noted that as part of Boughey’s alcohol & drugs policy, all employees are made aware that they could be tested at any time as part of the random testing program and that the Company’s HR team generally conducts random testing every 8-12 weeks.

“We’re delighted that Boughey Distribution has joined a growing list of transport and logistics specialists who have turned to fingerprint testing to support their workplace drug screening,” added Harry Simeonidis, President and CEO of Intelligent Bio Solutions. “The ease-of-use and portability of the Intelligent Fingerprinting drug screening system means it is particularly flexible, and a useful option for employers such as Boughey that are looking to implement truly random and spontaneous workplace testing.”

Fingerprint-based drug testing – how it works: Intelligent Fingerprinting’s drug testing system features a small, tamper-evident drug screening cartridge onto which ten fingerprint sweat samples are collected in a process that takes less than a minute. The Intelligent Fingerprinting portable analysis unit then reads the cartridge and provides a positive or negative result on-screen for all drugs in the test in ten minutes.

About Intelligent Bio Solutions Inc.

Intelligent Bio Solutions Inc. is a life sciences company developing and delivering intelligent, non-invasive, real-time testing solutions to customers globally. With its world-first Biosensor Platform, Intelligent Bio Solutions is developing and launching diagnostic tests urgently needed to help people living with chronic disease. In addition, through its recent acquisition of Intelligent Fingerprinting Limited, the Company is the world leader in the advancement of portable drugs of abuse testing through the analysis of fingerprint sweat. The system is a platform technology with potential applications in many areas of diagnostics, and its advantages include being non-invasive, hygienic, fast, and cost-effective. The top-selling product screens for recent use of the most commonly taken drugs in workplace settings; opioids, cocaine, methamphetamine, and marijuana. Sample collection takes just seconds, with results in ten minutes. Customers include employers in safety-critical industries such as construction, transport and logistics firms, drug treatment organizations, as well as UK coroners. A laboratory confirmation service is also available.

For more information, visit http://www.ibs.inc/

About Intelligent Fingerprinting

Intelligent Fingerprinting’s portable Drug Screening System works by analyzing fingerprint sweat. It is non-invasive, fast, and cost-effective, with sample collection taking seconds and simultaneous screening for multiple drug groups in ten minutes. A laboratory confirmation service is also available. The system has applications within many sectors, and customers include employers in safety-critical industries such as construction, transport and logistics firms, drug treatment organizations, and UK coroners. An introductory video demonstrating fingerprint-based drug testing in action is available here.

For more information, visit www.intelligentfingerprinting.com

Intelligent Fingerprinting is a subsidiary of Intelligent Bio Solutions Inc. (Nasdaq: INBS).

About Boughey Distribution

With 1.1m sq. ft. of warehousing, 140 vehicles, 250 curtain-sided trailers, and 800 employees, Boughey Distribution is one of the country’s leading providers to the food industry, with particular experience and expertise in the ambient grocery sector, working with some of the UK’s largest retailers. The company operates out of a purpose-built 48-acre site near Nantwich, Cheshire, and a state-of-the-art 240,000 sq. ft. warehouse in nearby Crewe – centrally located to serve companies nationwide. Boughey provides a range of bespoke, added-value services for these customers, including consolidation, e-commerce, and contract packing. The company is a member of Palletline, the UK’s leading palletised distribution specialists.

For more information, visit www.boughey.co.uk

Forward-Looking Statements:

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, Intelligent Bio Solutions Inc.’s ability to consummate the proposed transaction described in this press release, develop and commercialize its diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others. Although Intelligent Bio Solutions Inc. believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward looking statements. Intelligent Bio Solutions Inc. has attempted to identify forward-looking statements by terminology, including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, included in Intelligent Bio Solutions’ public filings filed with the Securities and Exchange Commission. Any forward-looking statements contained in this release speak only as of its date. Intelligent Bio Solutions undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Company Contact:

Intelligent Bio Solutions Inc.

info@ibs.inc

Investor Contact:

Valter Pinto

KCSA Strategic Communications

INBS@kcsa.com

Media Contact:

Cheryl Billson

Comma Communications

cheryl.billson@commacomms.com